UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 23, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



    Delaware                1-9566                             95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,   90401-1490
  (Address of principal executive offices)            (Zip Code)


  Registrant's telephone number, including area code: (310) 319-6000













                     Total number of pages is 4 Index to
                           Exhibit is on Page 3.

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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of June 30, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 9 the summary monthly financial data as of June 30, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  July 23, 2004                       By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

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



                                INDEX TO EXHIBITS



Item

99.0     Monthly Financial Information as of June 30, 2004

                     First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for        As of, for the       As of, for the
                                        ended the month    ended the month    ended the month    6 months ended       6 months ended
                                          June 30, 2004       May 31, 2004      June 30, 2003     June 30, 2004        June 30, 2003





Cash and investment securities       $        316,162  $         333,023   $        114,609  $           316,162  $         114,609
Total assets                         $      5,526,059  $       5,387,868   $      4,461,153  $         5,526,059  $       4,461,153

LOANS:
Total mortgage-backed securities     $        116,378  $         118,494   $        168,937  $           116,378  $         168,937
Total loans, net                     $      4,928,047  $       4,781,744   $      4,040,668  $         4,924,047  $       4,040,668

Loans originated/purchased:
  Single family loans                $        230,355  $         167,819   $        135,027  $           980,665  $         754,445
  Multi-family loans                           46,944             20,767             26,872              231,719            248,664
  Commercial real estate loans                  6,342              1,050                970               16,008             15,281
  Other                                         5,753              7,213              1,780               47,775             28,684
                                        --------------     --------------     --------------    -----------------    ---------------
                                     $        289,394  $         196,849   $        164,649  $         1,276,167  $       1,047,074
                                        ==============     ==============     ==============    =================    ===============

Percentage of ARMs originated:                   100%               100%                64%                  98%                65%

Loan repayments:
  Single family loans                $         87,248  $          84,657   $         91,400  $           464,183  $         485,384
  Multi-family and commercial real
  estate loans                                 57,853             26,733             41,777              241,066            276,413
  Other                                           436              4,641              3,348               24,814             27,637
                                        --------------     --------------     --------------    -----------------    ---------------
                                     $        145,537  $         116,031   $        136,525  $           730,063  $         789,434
                                        ==============     ==============     ==============    =================    ===============

Loans sold                           $            824  $             575   $          7,093  $             3,017  $          62,133


Average rate on loans
   originated/purchased                         4.37%              4.37%              4.94%                4.45%              5.04%
Percentage of portfolio in
   adjustable rate loans                       83.60%             83.03%             72.87%               83.60%             72.87%
Non-performing assets
   to total assets                              0.02%              0.04%              0.09%                0.02%              0.09%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      2,169,000  $       2,074,000  $       1,424,000  $         2,169,000  $       1,424,000
Reverse
repurchase                           $        125,224  $         115,224  $         139,725  $           125,224  $         139,725
   agreements

DEPOSITS:
Retail deposits                      $      2,531,152  $       2,545,493  $       2,410,034  $         2,531,152  $       2,410,034
Wholesale deposits                            257,306            204,710             70,484              257,306             70,484
                                        --------------     --------------     --------------    -----------------    ---------------
                                     $      2,788,458  $       2,750,203  $       2,480,518  $         2,788,458  $       2,480,518
                                        ==============     ==============     ==============    =================    ===============

Net increase (decrease)              $         38,255  $          20,033  $          (6,253) $           231,032  $         (64,515)


AVERAGE INTEREST RATES:
Yield on loans                                  4.69%              4.69%              5.54%                4.80%              5.72%
Yield on investments                            2.53%              2.82%              0.46%                2.58%              2.70%
Yield on earning assets                         4.57%              4.60%              5.39%                4.70%              5.63%
Cost of deposits                                1.27%              1.27%              1.55%                1.28%              1.72%
Cost of borrowings                              2.45%              2.41%              3.22%                2.52%              3.38%
Cost of money                                   1.79%              1.77%              2.19%                1.81%              2.33%
Earnings spread                                 2.78%              2.83%              3.20%                2.89%              3.30%
Effective net spread                            2.87%              2.93%              3.33%                2.99%              3.45%


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